                                                                      Exhibit 20

National City                                           National City Bank
Consumer Loan Services                                  Consumer Loaa Services
                                                        P.O. Box 5570
                                                        Cleveland, OH 44101-0570

November 8, 2002


Monthly Servicer's Certificate
National City Bank
National City Auto Receivables Trust 2002-A

The undersigned, a duly authorized representative of National City Bank, as Servicer, pursuant to the Sale and Servicing Agreement (the "Agreement") dated March 1, 2002 between National City Bank, as Seller and Servicer, and The Bank of New York, as Indenture Trustee, does hereby certify as follows:

1) Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement.

2) National City Bank is, as of the date hereof, the Servicer under the Agreement.

3) The undersigned is a Responsible Officer.

4) This Certificate relates to the Payment Date occurring on November 15, 2002.

5) As of the date hereof, the information provided is complete and no Servicer Defaults have occurred.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of November, 2002.

NATIONAL CITY BANK
as Servicer


BY:      /s/  Richard G. Zab
         --------------------------------------------
NAME:    Richard G. Zab
TITLE:   Senior Vice President-Consumer Loan Services



         as Authorized Agent


National City Consumer Loan Services is a division of National City Bank, a subsidiary of National City Corporation, and services the following National City Corporation subsidiaries:

National City Bank
National City Bank of Michigan/Illinois
National City Bank of Pennsylvania
National City Bank of Indiana
National City Bank of Southern Indiana
Altegra Credit Company
National City Bank of Kentucky
Madison Bank and Trust Company

Page 1            National City Auto Receivables Trust 2002-A
        $229,500,000 2.04% Automobile Loan Pass-Through Notes, Class A-1 $230,000,000 3.00% Automobile Loan Pass-Through Notes, Class A-2 $321,000,000 4.04% Automobile Loan Pass-Through Notes, Class A-3 $266,235,000 4.83% Automobile Loan Pass-Through Notes, Class A-4
         $47,200,000 3.62% Automobile Loan Pass-Through Notes, Class B $16,659,100 4.52% Automobile Loan Pass-Through Notes, Class C

                                            MONTHLY SERVICER CERTIFICATE REPORT
Collection Period                                                                                           8
Collection Period # Beginning Date                                                                Oct-01-2002
Collection Period # End Date                                                                      Oct-31-2002
Distribution Date                                                                                 Nov-15-2002

I.  Available Amount in the Certificate Account

A.  Credits

                1.  Payments from Obligors Applied to Collection Period
                               a. Scheduled Principal Payments                                 $14,570,219.94
                               b. Prepaid Principal Payments                                   $15,025,336.24
                               c. Total Principal Payments                                     $29,595,556.18
                               d. Interest Payments                                             $6,505,331.90
                               e. Total (c+d)                                                  $36,100,888.08

                2.  Repurchase Amount From Repurchased Receivable
                               a. Principal Payments                                                    $0.00
                               b. Interest Payments                                                     $0.00
                               c. Total (a+b)                                                           $0.00

                3.  Recovery of Defaulted Receivable
                               a. Gross Loan Default Balance                                    $1,296,018.80
                               b. Net Liquidation Proceeds                                        $418,266.08
                               c. Other Net Recovery Amount                                        $37,533.27
                               d. Liquidation Proceeds Allocated to Principal                     $418,266.08
                               e. Net Loan Default Balance                                        $877,752.72
                               f. Other Net Recovery Allocated to Principal                        $37,533.27
                               g. Total Principal Recovery Amount                                 $455,799.35
                               h. Net Liquidation Proceeds Allocated to Interest                        $0.00
                               i. Other Net Recovery Allocated to Interest                              $0.00
                               j. Total Interest Recovery Amount                                        $0.00
                               k. Net Principal loss                                              $840,219.45

                4.  Advance by Servicer                                                                 $0.00
                5.  Investment Earnings on Reserve Account (as of month end)                       $18,585.52
                6.  Payment for Optional Prepayment at Call Date                                        $0.00
                7.  Total Credits (sum 1 through 6)                                            $36,575,272.95

B.  Total Collections                                                                          $36,575,272.95

                1. Available Interest Collections                                               $6,523,917.42
                2. Available Principal Collections                                             $30,051,355.53

II. Receivable Pool Balance

A. Original Principal Pool Balance plus deposit in Prefunding Account                       $1,110,594,100.82
B. Principal Pool Balance as of the Beginning of the Collection Period                        $904,328,077.27
C. Principal Pool Balance as of the End of the Collection Period                              $873,436,502.29


III. Note Principal Balances For the Collection Period

A.  Class A Notes

                1.  Beginning Class A-1 Balance                                                $23,233,976.45
                2.  Ending Class A-1 Balance                                                            $0.00
                3.  Beginning Class A-2 Balance                                               $230,000,000.00
                4.  Ending Class A-2 Balance                                                  $222,897,401.61
                5.  Beginning Class A-3 Balance                                               $321,000,000.00
                6.  Ending Class A-3 Balance                                                  $321,000,000.00
                7.  Beginning Class A-4 Balance                                               $266,235,000.00
                8.  Ending Class A-4 Balance                                                  $266,235,000.00

B .  Class B Notes

                1.  Beginning Class B Balance                                                  $47,200,000.00
                2.  Ending Class B Balance                                                     $46,789,784.28

C.   Class C Notes

                1.  Beginning Class C Balance                                                  $16,659,100.00
                2.  Ending Class C Balance                                                     $16,514,315.58

IV. Reserve Account Balance For the Collection Period

A. Initial Reserve Account Deposit
B. Beginning Reserve Account Balance                                                           $11,105,941.01
C. Ending Reserve Account Balance                                                              $11,105,941.01

V. Summary of Cash Disbursements

A. Available Collections                                                                       $36,575,272.95

Page 2            National City Auto Receivables Trust 2002-A
        $229,500,000 2.04% Automobile Loan Pass-Through Notes, Class A-1 $230,000,000 3.00% Automobile Loan Pass-Through Notes, Class A-2 $321,000,000 4.04% Automobile Loan Pass-Through Notes, Class A-3 $266,235,000 4.83% Automobile Loan Pass-Through Notes, Class A-4
         $47,200,000 3.62% Automobile Loan Pass-Through Notes, Class B $16,659,100 4.52% Automobile Loan Pass-Through Notes, Class C

                                            MONTHLY SERVICER CERTIFICATE REPORT
B. Withdrawals from Reserve Account                                                                                 $0.00
C. Total Available Collections                                                                             $36,575,272.95
D. Reimbursement of Advance                                                                                         $0.00
E. Payment of Servicing Fee                                                                                   $753,606.73
F. Interest paid to Class A-1 Notes                                                                            $40,814.35
G. Interest paid to Class A-2 Notes                                                                           $575,000.00
H. Interest paid to Class A-3 Notes                                                                         $1,080,700.00
I. Interest paid to Class A-4 Notes                                                                         $1,071,595.88
J. Interest paid to Class B Notes                                                                             $142,386.67
K. Interest paid to Class C Notes                                                                              $62,749.28
L. Principal paid to Class A-1 Notes                                                                       $23,233,976.45
M. Principal paid to Class A-2 Notes                                                                        $7,102,598.39
N. Principal paid to Class A-3 Notes                                                                                $0.00
O. Principal paid to Class A-4 Notes                                                                                $0.00
P. Principal paid to Class B Notes                                                                            $410,215.72
Q. Principal paid to Class C Notes                                                                            $144,784.42
R. Remaining Available Collections                                                                          $1,956,845.06
S. Deposit from Remaining Available Collections to fund Reserve Account                                             $0.00
T. Remaining Available Collections Released to Depositor                                                    $1,956,845.06

VI.  Scheduled Monthly Interest Distribution

A. Available Collections                                                                                   $36,575,272.95

B.  Reimbursement of Advance

                1. Prior Advance Outstanding                                                                        $0.00
                2. Reimbursement of Prior Advance Outstanding from Interest Collections                             $0.00
                3. Remaining Prior Advance Outstanding                                                              $0.00
                4. Reimbursement of Prior Advance Outstanding from Reserve Account                                  $0.00
                5. Remaining Prior Advance Outstanding                                                              $0.00
                6. Current Advance                                                                                  $0.00
                7. Total Advance Outstanding for the Period                                                         $0.00

C. Total Reimbursement of Advance paid                                                                              $0.00

D. Remaining Available Collections                                                                         $36,575,272.95

E. Servicing Fee

                1. Current Servicing Fee Accrued                                                              $753,606.73
                2. Unpaid Servicing Fees From Prior Collection Periods                                              $0.00
                3. Total Servicing Fee Due                                                                    $753,606.73
                4. Payment of Servicing Fee from Interest Collections                                         $753,606.73
                5. Payment of Servicing Fee from Reserve Account                                                    $0.00
                6. This period unpaid Servicing Fee                                                                 $0.00

F. Total Servicing Fee paid                                                                                   $753,606.73

G. Remaining Available Collections                                                                         $35,821,666.22

H. Class A Interest Distribution Amount

                1.1. Class A-1 Coupon Rate                                                                           2.04%
                1.2. Class A-1 Monthly Interest                                                                $40,814.35
                1.3. Class A-1 Interest Carryover Shortfall                                                         $0.00
                1.4. Class A-1 Interest on Interest Carryover Shortfall                                             $0.00
                1.5. Class A-1 Interest Distributable Amount                                                   $40,814.35
                1.6. Payment of Class A-1 Interest Distributable Amount from Interest Collections              $40,814.35
                1.7. Payment of Class A-1 Interest Distributable Amount from Reserve Account                        $0.00
                1.8  This period Class A-1 Interest Carryover Shortfall                                             $0.00

                2.1. Class A-2 Coupon Rate                                                                           3.00%
                2.2. Class A-2 Monthly Interest                                                               $575,000.00
                2.3. Class A-2 Interest Carryover Shortfall                                                         $0.00
                2.4. Class A-2 Interest on Interest Carryover Shortfall                                             $0.00
                2.5. Class A-2 Interest Distributable Amount                                                  $575,000.00
                2.6. Payment of Class A-2 Interest Distributable Amount from Interest Collections             $575,000.00
                2.7. Payment of Class A-2 Interest Distributable Amount from Reserve Account                        $0.00
                2.8. This period Class A-2 Interest Carryover Shortfall                                             $0.00

Page 3             National City Auto Receivables Trust 2002-A
        $229,500,000 2.04% Automobile Loan Pass-Through Notes, Class A-1 $230,000,000 3.00% Automobile Loan Pass-Through Notes, Class A-2 $321,000,000 4.04% Automobile Loan Pass-Through Notes, Class A-3 $266,235,000 4.83% Automobile Loan Pass-Through Notes, Class A-4
         $47,200,000 3.62% Automobile Loan Pass-Through Notes, Class B $16,659,100 4.52% Automobile Loan Pass-Through Notes, Class C

                                            MONTHLY SERVICER CERTIFICATE REPORT
                3.1. Class A-3 Coupon Rate                                                                                   4.04%
                3.2. Class A-3 Monthly Interest                                                                      $1,080,700.00
                3.3. Class A-3 Interest Carryover Shortfall                                                                  $0.00
                3.4. Class A-3 Interest on Interest Carryover Shortfall                                                      $0.00
                3.5. Class A-3 Interest Distributable Amount                                                         $1,080,700.00
                3.6. Payment of Class A-3 Interest Distributable Amount from Interest Collections                    $1,080,700.00
                3.7. Payment of Class A-3 Interest Distributable Amount from Reserve Account                                 $0.00
                3.8. This period Class A-3 Interest Carryover Shortfall                                                      $0.00

                4.1. Class A-4 Coupon Rate                                                                                   4.83%
                4.2. Class A-4 Monthly Interest                                                                      $1,071,595.88
                4.3. Class A-4 Interest Carryover Shortfall                                                                  $0.00
                4.4. Class A-4 Interest on Interest Carryover Shortfall                                                      $0.00
                4.5. Class A-4 Interest Distributable Amount                                                         $1,071,595.88
                4.6. Payment of Class A-4 Interest Distributable Amount from Interest Collections                    $1,071,595.88
                4.7. Payment of Class A-4 Interest Distributable Amount from Reserve Account                                 $0.00
                4.8. This period Class A-4 Interest Carryover Shortfall                                                      $0.00

I. Total Interest paid to Class A Notes                                                                              $2,768,110.23

J. First Priority Principal Distribution Amount                                                                              $0.00

K. Remaining Available Collections                                                                                  $33,053,555.99

L. Class B Interest Distribution Amount

                1. Class B Coupon Rate                                                                                       3.62%
                2. Class B Monthly Interest                                                                            $142,386.67
                3. Class B Interest Carryover Shortfall                                                                      $0.00
                4. Class B Interest on Interest Carryover Shortfall                                                          $0.00
                5. Class B Interest Distributable Amount                                                               $142,386.67
                6. Payment of Class B Interest Distributable Amount from Interest Collections                          $142,386.67
                7. Payment of Class B Interest Distributable Amount from Reserve Account                                     $0.00
                8. This period Class B Interest Carryover Shortfall                                                          $0.00

M. Total Interest paid to Class B Notes                                                                                $142,386.67

N. Second Priority Principal Distribution Amount                                                                    $14,232,474.16

O. Remaining Available Collections                                                                                  $18,678,695.16

P. Class C Interest Distribution Amount

                1. Class C Coupon Rate                                                                                       4.52%
                2. Class C Monthly Interest                                                                             $62,749.28
                3. Class C Interest Carryover Shortfall                                                                      $0.00
                4. Class C Interest on Interest Carryover Shortfall                                                          $0.00
                5. Class C Interest Distributable Amount                                                                $62,749.28
                6. Payment of Class C Interest Distributable Amount from Interest Collections                           $62,749.28
                7. Payment of Class C Interest Distributable Amount from Reserve Account                                     $0.00
                8. This period Class C Interest Carryover Shortfall                                                          $0.00

Q. Total Interest paid to Class C Notes                                                                                 $62,749.28

R. Total Interest paid from Reserve Account                                                                                  $0.00

S. Remaining Available Collections                                                                                  $18,615,945.88

VII.  Scheduled Monthly Principal Distributions

A. Principal Distribution Amount

                1. Available Principal Collections                                                                  $30,051,355.53
                2. Net Principal Losses                                                                                $840,219.45
                3. Total (1 + 2)                                                                                    $30,891,574.98

B. Total Available Collections

                1. Remaining Available Collections                                                                  $18,615,945.88
                2. First and Second Priority Principal Distribution Amount                                          $14,232,474.16
                3. Total (1 + 2)                                                                                    $32,848,420.04

Page 4            National City Auto Receivables Trust 2002-A
        $229,500,000 2.04% Automobile Loan Pass-Through Notes, Class A-1 $230,000,000 3.00% Automobile Loan Pass-Through Notes, Class A-2 $321,000,000 4.04% Automobile Loan Pass-Through Notes, Class A-3 $266,235,000 4.83% Automobile Loan Pass-Through Notes, Class A-4
         $47,200,000 3.62% Automobile Loan Pass-Through Notes, Class B $16,659,100 4.52% Automobile Loan Pass-Through Notes, Class C

                                            MONTHLY SERVICER CERTIFICATE REPORT
C. Principal Distribution Amount Triggers

                1.  Average Three Period Charge Off Rate                                                                0.87%
                2.  Charge Off Rate Trigger                                                                             4.50%
                3.  Principal Distribution Amount Trigger Status                                                        Pass

D. Principal Distribution Amounts

                1.  Class A-1 Principal Distribution Amount                                                   $23,233,976.45
                2.  Class A Principal Distribution Amount                                                     $30,336,574.84
                3.  Class B Principal Distribution Amount                                                        $410,215.72
                4.  Class C Principal Distribution Amount                                                        $144,784.42

E. Class A Principal Distribution Amount

                1.1. Beginning Class A-1 Principal Balance                                                    $23,233,976.45
                1.2. Class A-1 Monthly Principal                                                              $23,233,976.45
                1.3. Class A-1 Principal Carryover Shortfall                                                           $0.00
                1.4. Total Class A-1 Principal Distribution Amount                                            $23,233,976.45
                1.5. Payment of Class A-1 Principal Distribution Amount from Available Collections            $23,233,976.45
                1.6. Payment of Class A-1 Principal Distribution Amount from Reserve Account                           $0.00
                1.8. Class A-1 Principal Carryover Shortfall for the Period                                            $0.00
                1.9. Ending Class A-1 Principal Balance                                                                $0.00

                2.1. Beginning Class A-2 Principal Balance                                                   $230,000,000.00
                2.2. Class A-2 Monthly Principal                                                               $7,102,598.39
                2.3. Class A-2 Principal Carryover Shortfall                                                           $0.00
                2.4. Total Class A-2 Principal Distribution Amount                                             $7,102,598.39
                2.5. Payment of Class A-2 Principal Distribution Amount from Available Collections             $7,102,598.39
                2.6. Payment of Class A-2 Principal Distribution Amount from Reserve Account                           $0.00
                2.8. Class A-2 Principal Carryover Shortfall for the Period                                            $0.00
                2.9. Ending Class A-2 Principal Balance                                                      $222,897,401.61

                3.1. Beginning Class A-3 Principal Balance                                                   $321,000,000.00
                3.2. Class A-3 Monthly Principal                                                                       $0.00
                3.3. Class A-3 Principal Carryover Shortfall                                                           $0.00
                3.4. Total Class A-3 Principal Distribution Amount                                                     $0.00
                3.5. Payment of Class A-3 Principal Distribution Amount from Available Collections                     $0.00
                3.6. Payment of Class A-3 Principal Distribution Amount from Reserve Account                           $0.00
                3.8. Class A-3 Principal Carryover Shortfall for the Period                                            $0.00
                3.9. Ending Class A-3 Principal Balance                                                      $321,000,000.00

                4.1. Beginning Class A-4 Principal Balance                                                   $266,235,000.00
                4.2. Class A-4 Monthly Principal                                                                       $0.00
                4.3. Class A-4 Principal Carryover Shortfall                                                           $0.00
                4.4. Total Class A-4 Principal Distribution Amount                                                     $0.00
                4.5. Payment of Class A-4 Principal Distribution Amount from Available Collections                     $0.00
                4.6. Payment of Class A-4 Principal Distribution Amount from Reserve Account                           $0.00
                4.8. Class A-4 Principal Carryover Shortfall for the Period                                            $0.00
                4.9. Ending Class A-4 Principal Balance                                                      $266,235,000.00

F. Total Principal paid to Class A Notes from Available Collections                                           $30,336,574.84

G. Remaining Available Collections                                                                             $2,511,845.20

H. Class B Principal Distribution Amount

                1. Beginning Class B Principal Balance                                                        $47,200,000.00
                2. Class B Monthly Principal                                                                     $410,215.72
                3. Class B Principal Carryover Shortfall                                                               $0.00
                4. Total Class B Principal Distribution Amount                                                   $410,215.72
                5. Payment of Class B Principal Distribution Amount from Available Collections                   $410,215.72
                6. Payment of Class B Principal Distribution Amount from Reserve Account                               $0.00
                7.  Class B Principal Carryover Shortfall for the Period                                               $0.00
                8. Ending Class B Principal Balance                                                           $46,789,784.28

I. Total Principal paid to Class B Notes                                                                         $410,215.72

J. Class C Principal Distribution Amount

                1. Beginning Class C Principal Balance                                                        $16,659,100.00
                2. Class C Monthly Principal                                                                     $144,784.42

Page 5             National City Auto Receivables Trust 2002-A
        $229,500,000 2.04% Automobile Loan Pass-Through Notes, Class A-1 $230,000,000 3.00% Automobile Loan Pass-Through Notes, Class A-2 $321,000,000 4.04% Automobile Loan Pass-Through Notes, Class A-3 $266,235,000 4.83% Automobile Loan Pass-Through Notes, Class A-4
         $47,200,000 3.62% Automobile Loan Pass-Through Notes, Class B $16,659,100 4.52% Automobile Loan Pass-Through Notes, Class C

                                            MONTHLY SERVICER CERTIFICATE REPORT
                3. Class C Principal Carryover Shortfall                                                               $0.00
                4. Total Class C Principal Distribution Amount                                                   $144,784.42
                5. Payment of Class C Principal Distribution Amount from Available Collections                   $144,784.42
                6. Payment of Class C Principal Distribution Amount from Reserve Account                               $0.00
                7.  Class C Principal Carryover Shortfall for the Period                                               $0.00
                8. Ending Class C Principal Balance                                                           $16,514,315.58

K. Total Principal paid to Class C Notes                                                                         $144,784.42

L. Total Principal paid from Reserve Account                                                                           $0.00

M. Remaining Available Collections                                                                             $1,956,845.06

VIII.  Required Reserve Account Amount for Next Distribution Date

A. Reserve Account Required Amount.
                Required Amount = min(1.00% of Initial Pool Balance, Ending Note Balance)                     $11,105,941.01



B.  Required Reserve Account Amount for Next Period                                                           $11,105,941.01

C. Remaining Available Collections                                                                             $1,956,845.06

D. Reserve Account Activity

                1.  Beginning Reserve Account Balance                                                         $11,105,941.01
                2.  Withdrawal from Reserve Account to pay Servicer Advance                                            $0.00
                3.  Withdrawal from Reserve Account to pay Servicing Fee                                               $0.00
                4.  Withdrawal from Reserve Account to pay Class A Interest                                            $0.00
                5.  Withdrawal from Reserve Account to pay Class B Interest                                            $0.00
                6.  Withdrawal from Reserve Account to pay Class C Interest                                            $0.00
                7.  Withdrawal from Reserve Account to pay Class A Principal                                           $0.00
                8.  Withdrawal from Reserve Account to pay Class B Principal                                           $0.00
                9.  Withdrawal from Reserve Account to pay Class C Principal                                           $0.00
                10. Deposit from Remaining Available Collections to fund Reserve Account                               $0.00
                11. Residual Cashflow to Certificate Holder                                                    $1,956,845.06
                12. Ending Reserve Account Balance                                                            $11,105,941.01

IX. Delinquency and Default Information

A.  Automobiles Delinquency Information

                Delinquency                                                                                        Principal
                0-29 days (Current)                                                                          $863,644,056.55
                30-59 days                                                                                     $6,700,672.64
                60-89 days                                                                                     $1,928,558.64
                91-119 days                                                                                    $1,009,599.82
                120+ days                                                                                        $153,614.64
                Total                                                                                          $9,792,445.74

                Delinquency                                                                                            Units
                0-29 days (Current)                                                                                   65,331
                30-59 days                                                                                               484
                60-89 days                                                                                               137
                91-119 days                                                                                               77
                120+ days                                                                                                 12
                Total                                                                                                    710

B.  Delinquency Percentage

                1.  Outstanding Principal Balance for Delinquency >=60 days                                    $3,091,773.10
                2.  Portfolio Principal Ending Balance for Collection Period                                 $873,436,502.29
                3.  Delinquency Percentage (1/2)                                                                        0.35%

C. Automobiles Default Information

                1. Aggregate Principal Balance for Defaulted Receivables                                       $4,898,383.58
                2. Number of Current Defaulted Loans                                                                      91
                3. Aggregate Number of Defaulted Loans                                                                   342
                4. Current Default Percentage (Annualized)                                                              1.40%

Page 6            National City Auto Receivables Trust 2002-A
        $229,500,000 2.04% Automobile Loan Pass-Through Notes, Class A-1 $230,000,000 3.00% Automobile Loan Pass-Through Notes, Class A-2 $321,000,000 4.04% Automobile Loan Pass-Through Notes, Class A-3 $266,235,000 4.83% Automobile Loan Pass-Through Notes, Class A-4
         $47,200,000 3.62% Automobile Loan Pass-Through Notes, Class B $16,659,100 4.52% Automobile Loan Pass-Through Notes, Class C

                          MONTHLY SERVICER CERTIFICATE REPORT
X.  Portfolio Average Delinquency Ratio

A.  Delinquency Ratio for 2 Collection Periods Prior                                        0.26%

B.  Delinquency Ratio for Prior Collection Period                                           0.33%

C.  Delinquency Ratio for Current Collection Period                                         0.35%

D.  Average Delinquency Ratio ((sum A through C)/3)                                         0.31%

XI.  Portfolio Average Net Loss Ratio

                1.  Principal Recoveries of Defaulted Receivable                     $455,799.35
                2.  Principal Balance of Defaulted Receivable                      $1,296,018.80
                4.  Average Pool Balance for Collection Period                   $888,882,289.78
                5.  Net Loss Ratio ((2- 1)/3)                                               1.13%
                6.  Cumulative Net Principal Loss                                  $3,171,972.51
                7.  Cumulative Net Loss Ratio                                               0.29%

A.  Net Loss Ratio for 2 Collection Periods Prior                                           0.66%

B.  Net Loss Ratio for Prior Collection Period                                              0.81%

C.  Net Loss Ratio for Current Collection Period                                            1.13%

D.  Average Net Loss Ratio ((sum A through C)/3)                                            0.87%

XII.  Portfolio Information

A. Weighted Average APR                                                                    8.700%

B. Weighted Average Remaining Term                                                            51

C. Weighted Average Original Term                                                             63

D  Monthly Prepayment Speed (% ABS)                                                         1.53%

E. Cumulative Prepayment Speed (% ABS)                                                      1.35%

Page 7            National City Auto Receivables Trust 2002-A
        $229,500,000 2.04% Automobile Loan Pass-Through Notes, Class A-1 $230,000,000 3.00% Automobile Loan Pass-Through Notes, Class A-2 $321,000,000 4.04% Automobile Loan Pass-Through Notes, Class A-3 $266,235,000 4.83% Automobile Loan Pass-Through Notes, Class A-4
         $47,200,000 3.62% Automobile Loan Pass-Through Notes, Class B $16,659,100 4.52% Automobile Loan Pass-Through Notes, Class C

                               MONTHLY SERVICER CERTIFICATE REPORT
1)  Class A-1 Principal                                                                      $23,233,976.45
      Principal Factor                                                                            1.0000000

2)  Class A-1 Interest                                                                           $40,814.35
      Interest Factor                                                                             0.0017567
                Total per each individual Class A-1 Note                                            $101.42

3)  Class A-2 Principal                                                                       $7,102,598.39
      Principal Factor                                                                            0.0308809

4)  Class A-2 Interest                                                                          $575,000.00
      Interest Factor                                                                             0.0025000
                Total per each individual Class A-2 Note                                             $33.38

5)  Class A-3 Principal                                                                               $0.00
      Principal Factor                                                                            0.0000000

6)  Class A-3 Interest                                                                        $1,080,700.00
      Interest Factor                                                                             0.0033667
                Total per each individual Class A-3 Note                                              $3.37

7)  Class A-4 Principal                                                                               $0.00
      Principal Factor                                                                            0.0000000

8)  Class A-4 Interest                                                                        $1,071,595.88
      Interest Factor                                                                             0.0040250
                Total per each individual Class A-4 Note                                              $4.03

9)  Class B Principal                                                                           $410,215.72
      Principal Factor                                                                            0.0086910

10)  Class B Interest                                                                           $142,386.67
      Interest Factor                                                                             0.0030167
                Total per each individual Class B Note                                               $11.71

11)  Class C Principal                                                                          $144,784.42
      Principal Factor                                                                            0.0086910

12)  Class C Interest                                                                            $62,749.28
      Interest Factor                                                                             0.0037667
                Total per each individual Class C Note                                               $12.46

13) Fees and Compensation paid to Servicer
                (a)  Total                                                                      $753,606.73
                (b)  Per individual Class A, Class B and Class C Note                               $753.61

14)  The amount deposited into the Reserve Account                                                    $0.00

15) Aggregate Unreimbursed Advances
                This Month                                                                            $0.00
                Previous Month                                                                        $0.00
                Change From Previous Month                                                            $0.00

16)  (a) Pool Balance after this payment                                                    $873,436,502.29
     (b) Pool Factor after this payment                                                           0.7864588
     (c) Pool survival factor after this payment                                                  0.8857741

17)  (a) Available Reserve Account Amount                                                    $11,105,941.01
     (b) Percent of Pool Balance                                                                       1.23%

18)  Required Reserve Account Amount                                                         $11,105,941.01

19) Payment to Certificateholders                                                             $1,956,845.06